SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 28, 2003

Date of Report

(Date of earliest event reported)

PUGET SOUND ENERGY, INC.
(Exact name of registrant as specified in its charter)

Washington	1-4393	91-0374630
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

411 – 108th Avenue N.E.
Bellevue, Washington 98004-5515
(Address of principal executive offices, including zip code)

(425) 454-6363
(Registrant’s telephone number, including area code)

Item 5.    Other Events

On February 15, 2002, Puget Sound Energy, Inc. filed a shelf registration statement (Registration No. 333-82940-01) on Form S-3 under the Securities Act of 1933, as amended (the “Registration Statement”). The Securities and Exchange Commission (the “Commission”) declared the Registration Statement effective on March 1, 2002. Such Registration Statement was supplemented by a Prospectus Supplement filed with the Commission on May 30, 2003. On May 28, 2003, Puget Sound Energy entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc. and McDonald Investments Inc. in connection with the public offering by Puget Sound Energy of $150,000,000 principal amount of 3.363% Senior Notes due 2008. The Senior Notes are to be issued under an Indenture dated as of December 1, 1997, as supplemented by a Fourth Supplemental Indenture thereto, dated as of May 1, 2003, between the Company and U.S. Bank National Association, as trustee.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Senior Notes, and all such exhibits are hereby incorporated into the Registration Statement by reference. A copy of the Underwriting Agreement is filed as Exhibit 1.1, certain instruments defining the rights of the holders of the Senior Notes are filed as Exhibits 4.1 and 4.2 and certain information relating to Item 14—“Other expenses of issuance and distribution relating to the Registration Statement” is filed as Exhibit 99.1 to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated May 28, 2003, among the Puget Sound Energy, Inc., Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc. and McDonald Investments Inc.

4.1

Fourth Supplemental Indenture, dated as of May 1, 2003, to Indenture dated as of December 1, 1997, between Puget Sound Energy, Inc. and U.S. Bank National Association, as successor to State Street Bank and Trust Company, defining the rights of the holders of Puget Sound Energy’s Senior Notes.

4.2

Seventy-Ninth Supplemental Indenture, dated as of May 1, 2003, to Indenture dated as of June 2, 1924, as supplemented and modified, between Puget Sound Energy, Inc. and U.S. Bank National Association, as successor to State Street Bank and Trust Company, defining the rights of the holders of Puget Sound Energy’s First Mortgage Bonds.

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, relating to the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: June 3, 2003	By:	/s/ JAMES W. ELDREDGE
James W. Eldredge Vice President, Corporate Secretary, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated May 28, 2003, among Puget Sound Energy, Inc., Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc. and McDonald Investments Inc.

4.1

Fourth Supplemental Indenture, dated as of May 1, 2003, to Indenture dated as of December 1, 1997, between Puget Sound Energy, Inc. and U.S. Bank National Association, as successor to State Street Bank and Trust Company, defining the rights of the holders of Puget Sound Energy’s Senior Notes.

4.2

Seventy-Ninth Supplemental Indenture, dated as of May 1, 2003, to Indenture dated as of June 2, 1924, as supplemented and modified, between Puget Sound Energy, Inc. and U.S. Bank National Association, as successor to State Street Bank and Trust Company, defining the rights of the holders of Puget Sound Energy’s First Mortgage Bonds.

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, relating to the Registration Statement.

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